Annual Fund Operating Expenses - Emerging Markets Equity Portfolio - Emerging Markets Equity Portfolio	May 01, 2021
Operating Expenses:
Management Fee	1.05%
Distribution and Service (12b-1) Fees	none
Other Expenses	0.05%	[1]
Total Annual Portfolio Operating Expenses	1.10%	[1]
Fee Waiver	(0.17%)	[2],[3]
Total Annual Portfolio Operating Expenses After Fee Waiver	0.93%	[1],[2],[3]

[1]	Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio's most recent annual report and Financial Highlights do not include the Acquired Fund Fees and Expenses.
[2]	Restated to reflect current expenses.
[3]	The Portfolio's investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2022.